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                                                                                                                       EXHIBIT 10(c)

 Complete and return this request to:        American General Life Insurance Company ("AGL")
      Corporate Markets Group                            CORPORATE MARKETS GROUP
            PO BOX 4647                                       Houston, Texas
       Houston, TX 77210-4647
 (888) 222-4943 . Fax (713) 831-4622         VARIABLE UNIVERSAL LIFE INSURANCE SERVICE REQUEST
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  [_]  CONTRACT                1. | CONTRACT #: __________________________________________INSURED:__________________________________
       IDENTIFICATION             | ADDRESS:________________________________________________________________ New Address (yes) (no)
    COMPLETE THIS SECTION FOR     | Primary Owner (if other than an insured):_______________________________
          ALL REQUESTS.           | Address:________________________________________________________________ New Address (yes) (no)
                                  | Primary Owner's S.S. No. or Tax I.D. No._____________ Phone Number:(   )_____-_________________
                                  | Joint Owner (if applicable):___________________________________________________________________
                                  | Address:________________________________________________________________ New Address (yes) (no)
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  [_]  NAME                    2. | Change Name Of: (Circle One)  Insured  Owner  Payor   Beneficiary
       CHANGE                     | Change Name From: (First, Middle, Last)               Change Name To: (First, Middle, Last)
Complete this section if the name |
      of the Insured, Owner,      | __________________________________________________    __________________________________________
     Payor or Beneficiary has     |
 changed. (Please note, this does | Reason for Change: (Circle One)   Marriage   Divorce   Correction   Other
 not change the Insured, Owner,   |                                   (Attach copy of legal proof)
       Payor or Beneficiary       |
          designation)            |
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  [_]  MODE OF PREMIUM         3. | Indicate frequency and premium amount desired: $_____Annual  $____Semi-Annual  $_____Quarterly
       PAYMENT/BILLING CHANGE     |
  Use this section to change the  | Start Date: _______/_________/__________
 billing frequency and/or method  |
   of premium payment. Refer to   |
  your contract and its related   |
      prospectus for further      |
 information concerning minimum   |
  premiums and billing options.   |
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 [_]  LOST CONTRACT            4. | I/we hereby certify that the contract of insurance for the listed contract has been
      CERTIFICATE                 | __________LOST   ______DESTROYED   _________OTHER.
Complete this section if applying | Unless I/we have directed cancellation of the contract, I/we request that a:
for a Certificate of Insurance or |              ________________Certificate of Insurance at no charge
 duplicate contract to replace a  |              ________________Full duplicate contract at a charge of $25
lost or misplaced contract. If a  | be issued to me/us. If the original contract is located, I/we will return the Certificate or
 full duplicate contract is being | duplicate contract to AGL for cancellation.
   requested, a check or money    |
order for $25 payable to AGL must |
 be submitted with this request.  |
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  [_]  DOLLAR COST             5. | Designate the day of the month for transfers: ____________(choose a day from 1-28)
       AVERAGING                  | Frequency of transfers (check one): _____Monthly _____Quarterly ____Semi-Annually _____Annually
    ($5,000 minimum initial       | I want:  $___________ ($100 minimum) taken from the Money Market Division and transferred to the
  accumulation value) An amount   | following Divisions:
  may be deducted periodically    | AIM VARIABLE INSURANCE FUNDS                     NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
 from the Money Market Division   | $_______AIM V.I. International Equity Division   $_______Mid-Cap Growth Portfolio
  and placed in one or more of    | $_______AIM V.I Value Division                   NORTH AMERICAN FUNDS VARIABLE PRODUCT SERIES I
      the Divisions listed.       | AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.       $_______Small Cap Index Fund
  The Declared Fixed Interest     | $_______VP Value Fund                            $_______Science & Technology Fund
  Account is not available for    | AYCO SERIES TRUST                                $_______Nasdaq-100 Index Fund
 Dollar Cost Averaging. Please    | $_______Ayco Large Cap Growth Fund I             $_______International Equities Fund
refer to the prospectus for more  | DREYFUS INVESTMENT PORTFOLIOS                    $_______MidCap Index Fund
 information in the Dollar Cost   | $_______MidCap Stock Portfolio                   $_______Money Market Fund
      Averaging Option.           | DREYFUS VARIABLE INVESTMENT FUND                 $_______Stock Index Fund
                                  | $_______Quality Bond Portfolio                   PIMCO VARIABLE INSURANCE TRUST
                                  | $_______Small Cap Portfolio                      $_______PIMCO Short-Term Bond Portfolio
                                  | FIDELITY VARIABLE INSURANCE PRODUCTS FUND        $_______PIMCO Real Return Bond Portfolio
                                  | $_______VIP Equity-Income Fund                   $_______PIMCO Total Return Bond Portfolio
                                  | $_______VIP Growth Fund                          PUTNAM VARIABLE TRUST
                                  | $_______VIP Contrafund Fund                      $_______Putnam VT Diversified Income Fund
                                  | $_______VIP Asset Manager Fund                   $_______Putnam VT Growth and Income Fund
                                  | J.P. MORGAN SERIES TRUST II                      $_______Putnam VT Int'l Growth and Income Fund
                                  | $_______J.P. Morgan Small Company Portfolio      SAFECO RESOURCE SERIES TRUST
                                  | JANUS ASPEN SERIES                               $_______Equity Portfolio
                                  | $_______International Growth Portfolio           $_______Growth Opportunities Portfolio
                                  | $_______Worldwide Growth Portfolio               THE UNIVERSAL INSTITUTIONAL FUND, INC.
                                  | $_______Aggressive Growth Portfolio              $_______Equity Growth Portfolio
                                  | MFS VARIABLE INSURANCE TRUST                     $_______High Yield Portfolio
                                  | $_______MFS Research Series                      VAN KAMPEN LIFE INVESTMENT TRUST
                                  | $_______MFS Capital Opportunities Series         $_______Strategic Stock Division
                                  | $_______MFS New Discovery Series                 VANGUARD VARIABLE INSURANCE FUND
                                  | $_______MFS Emerging Growth Series               $_______High Yield Bond Portfolio
                                  |                                                  $_______REIT Index Portfolio
                                  |                                                  WARBURG PINCUS TRUST
                                  |                                                  $_______Small Company Growth Portfolio
                                  |                                                  OTHER:_________________________________________
                                  | ________INITIAL HERE TO REVOKE DOLLAR COST AVERAGING ELECTION.
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  [_]  TELEPHONE PRIVILEGE     6. | I(/we if Multiple Owners) hereby authorize AGL to act on telephone instructions to transfer
       AUTHORIZATION              | values among the Variable Divisions and Declared Fixed Interest Account and to change
Complete this section if you are  | allocations for future purchase payments and monthly deductions.
applying for or revoking current  | Initial the designation you prefer:
     telephone privileges.        | _____________Contract Owner(s) ONLY--If Multiple Owners, either one acting independently.
                                  | _____________Contract Owner(s) AND Agent/Registered Representative who is appointed to represent
                                  |              AGL and the firm authorized to service my contract.
                                  |
                                  | AGL and any person designated by this authorization will not be responsible for any claim, loss
                                  | or expense based upon telephone transfer or allocation instructions received and acted upon in
                                  | good faith, including losses due to telephone instruction communication errors. AGL's liability
                                  | for erroneous transfers or allocations, unless clearly contrary to instructions received, will
                                  | be limited to correction of the allocations on a current basis. If an error, objection or other
                                  | claim arises due to a telephone transaction, I will notify AGL in writing within five working
                                  | days from the receipt of the confirmation of the transaction from AGL. I understand that this
                                  | authorization is subject to the terms and provisions of my contract and its related prospectus.
                                  | This authorization will remain in effect until my written notice of its revocation is received
                                  | by AGL at the address printed on the top of this service request form.
                                  | ______________INITIAL HERE TO REVOKE TELEPHONE PRIVILEGE AUTHORIZATION.
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  [_]  CORRECT AGE             7. | Name of Insured for whom this correction is submitted:_________________________________________
 Use this section to correct the  |
 age of any person covered under  | Correct DOB: _________/_________/_________
   this contract. Proof of the    |
   correct date of birth must     |
     accompany this request.      |
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  [_]  TRANSFER OF             8. |                                         (DIVISION NAME)                      (DIVISION NAME)
       ACCUMULATED VALUES         | Transfer $_______ or % ________ from _________________________ to _____________________________
   Use this section if you want   | Transfer $_______ or % ________ from _________________________ to _____________________________
to move money between divisions.  | Transfer $_______ or % ________ from _________________________ to _____________________________
See the Transfer Provision in your| Transfer $_______ or % ________ from _________________________ to _____________________________
 contract for description of and  | Transfer $_______ or % ________ from _________________________ to _____________________________
   restrictions to transfer of    | Transfer $_______ or % ________ from _________________________ to _____________________________
accumulated values. Amounts to be | Transfer $_______ or % ________ from _________________________ to _____________________________
 transferred should be indicated  | Transfer $_______ or % ________ from _________________________ to _____________________________
in dollar or percentage amounts,  | Transfer $_______ or % ________ from _________________________ to _____________________________
    maintaining consistency       | Transfer $_______ or % ________ from _________________________ to _____________________________
         throughout.              |
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  [_]  CHANGE IN               9. |                                   PREM %  DED %                                   PREM %  DED %
       ALLOCATION                 | AGL DECLARED FIXED-INTEREST ACCOUNT               NORTH AMERICAN FUNDS VARIABLE PRODUCT SERIES I
       PERCENTAGES                | AIM VARIABLE INSURANCE FUNDS      _____% _____%   Small Cap Index Fund            _____%  _____%
  Use this section to indicate    | AIM V.I. International Equity                     Science & Technology Fund       _____%  _____%
     how premiums or monthly      |   Division                        _____% _____%   Nasdaq-100 Index Fund           _____%  _____%
 deductions are to be allocated.  | AIM V.I. Value Division           _____% _____%   International Equities Fund     _____%  _____%
 Total allocation in each column  | AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.        MidCap Index Fund               _____%  _____%
     must equal 100%; whole       | VP Value Fund                     _____% _____%   Money Market Fund               _____%  _____%
         numbers only.            | AYCO SERIES TRUST                                 Stock Index Fund                _____%  _____%
                                  | Ayco Large Cap Growth Fund I      _____% _____%   PIMCO VARIABLE INSURANCE TRUST
                                  | DREYFUS INVESTMENT PORTFOLIOS                     PIMCO Short-Term Bond Portfolio _____%  _____%
                                  | MidCap Stock Portfolio            _____% _____%   PIMCO Real Return Bond Portfolio_____%  _____%
                                  | DREYFUS VARIABLE INVESTMENT FUND                  PIMCO Total Return Bond
                                  | Quality Bond Portfolio            _____% _____%     Portfolio                     _____%  _____%
                                  | Small Cap Portfolio               _____% _____%   PUTNAM VARIABLE TRUST
                                  | FIDELITY VARIABLE INSURANCE PRODUCTS FUND         Putnam VT Diversified Income
                                  | VIP Equity-Income Fund            _____% _____%     Fund                          _____%  _____%
                                  | VIP Growth Fund                   _____% _____%   Putnam VT Growth and Income
                                  | VIP Contrafund Fund               _____% _____%     Fund                          _____%  _____%
                                  | VIP Asset Manager Fund            _____% _____%   Putnam VT Int'l Growth and
                                  | J.P. MORGAN SERIES TRUST II                       Income Fund                     _____%  _____%
                                  | J.P. Morgan Small Company                         SAFECO RESOURCE SERIES TRUST
                                  | Portfolio                         _____% _____%   Equity Portfolio                _____%  _____%
                                  | JANUS ASPEN SERIES                                Growth Opportunities Portfolio  _____%  _____%
                                  | International Growth Portfolio    _____% _____%   THE UNIVERSAL INSTITUTIONAL FUND, INC.
                                  | Worldwide Growth Portfolio        _____% _____%   Equity Growth Portfolio         _____%  _____%
                                  | Aggressive Growth Portfolio       _____% _____%   High Yield Portfolio            _____%  _____%
                                  | MFS VARIABLE INSURANCE TRUST                      VAN KAMPEN LIFE INVESTMENT TRUST_____%  _____%
                                  | MFS Research Series               _____% _____%   Strategic Stock Division        _____%  _____%
                                  | MFS Capital Opportunities Series  _____% _____%   VANGUARD VARIABLE INSURANCE FUND
                                  | MFS New Discovery Series          _____% _____%   High Yield Bond Portfolio       _____%  _____%
                                  | MFS Emerging Growth Series        _____% _____%   REIT Index  Portfolio           _____%  _____%
                                  | NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST        WARBURG PINCUS TRUST
                                  | Mid-Cap Growth Portfolio          _____% _____%   Small Company Growth Portfolio  _____%  _____%
                                  |                                                   OTHER:_______________________   _____%  _____%
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  [_]  AUTOMATIC              10. |
       REBALANCING                | Indicate frequency: ________Quarterly ________Semi-Annually ________Annually
   ($5,000 minimum accumulation   |
 value) Use this section to apply |                    (DIVISION NAME)                                   (DIVISION NAME)
      for or make changes to      |
   Automatic Rebalancing of the   | _______% : ___________________________________     _______%  : ________________________________
 variable divisions. Please refer | _______% : ___________________________________     _______%  : ________________________________
    to the prospectus for more    | _______% : ___________________________________     _______%  : ________________________________
   information on the Automatic   | _______% : ___________________________________     _______%  : ________________________________
       Rebalancing Option.        | _______% : ___________________________________     _______%  : ________________________________
  This option is not available    | _______% : ___________________________________     _______%  : ________________________________
while the Dollar Cost Averaging   |
       Option is in use.          | ________  INITIAL HERE TO REVOKE AUTOMATIC REBALANCING ELECTION.
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 [_]  REQUEST FOR             11. |
      PARTIAL                     | ______I request a partial surrender of $_____ or _____% of the net cash surrender value.
      SURRENDER/                  | ______I request a loan in the amount of $_____.
      CONTRACT LOAN               | ______I request the maximum loan amount available from my contract.
 Use this section to apply for a  |
partial surrender from or contract|
loan against contract values. For | Unless you direct otherwise below, proceeds are allocated according to the deduction allocation
detailed information concerning   | percentages in effect, if available; otherwise they are taken pro-rata from the Declared Fixed
these two options please refer to | Interest Account and Variable Divisions in use.
  your contract and its related   |
  prospectus. If applying for a   | ________________________________________________________________________________________________
  partial surrender be sure to    |
complete the Notice of Withholding| ________________________________________________________________________________________________
 section of this Service Request  |
  in addition to this section.    | ________________________________________________________________________________________________
                                  |
                                  | ________________________________________________________________________________________________
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 [_]  NOTICE OF               12. | The taxable portion of the distribution you receive from your variable universal life insurance
      WITHHOLDING                 | contract is subject to federal income tax withholding unless you elect not to have withholding
Complete this section it you have | apply. Withholding of state income tax may also be required by your state of residence. You may
 applied for a partial surrender  | elect not to have withholding apply by checking the appropriate box below. If you elect not to
        in Section 11.            | have withholding apply to your distribution or if you do not have enough income tax withheld,
                                  | you may be responsible for payment of estimated tax. You may incur penalties under the
                                  | estimated tax rules, if your withholding and estimated tax are not sufficient.
                                  |
                                  | Check one: ________I DO want income tax withheld from this distribution.
                                  |
                                  |            ________I DO NOT want income tax withheld from this distribution.
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 [_]  AFFIRMATION/            13. | CERTIFICATION: UNDER PENALTIES OF PERJURY, I CERTIFY: (1) THAT THE NUMBER SHOWN ON THIS FORM IS
      SIGNATURE                   | MY CORRECT TAXPAYER IDENTIFICATION NUMBER AND; (2) THAT I AM NOT SUBJECT TO BACKUP WITHHOLDING
   Complete this section for      | UNDER SECTION 3406(a)(1)(C) OF THE INTERNAL REVENUE CODE.
         ALL requests.            |
                                  | THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT
                                  | OTHER THAN THE CERTIFICATION REQUIRED TO AVOID BACKUP WITHHOLDING.
                                  |
                                  | Dated at_______________this___________day of______________________________________,__________
                                  |
                                  | X______________________________________________   X__________________________________________
                                  |  SIGNATURE OF OWNER                                SIGNATURE OF WITNESS
                                  |
                                  | X______________________________________________   X__________________________________________
                                  |  SIGNATURE OF JOINT OWNER                          SIGNATURE OF WITNESS
                                  |
                                  | X______________________________________________   X__________________________________________
                                  |  SIGNATURE OF ASSIGNEE                             SIGNATURE OF WITNESS
                                  |
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CM 1010 REV 0900                                               PAGE 3 OF 3
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